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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       December 9, 2004 (December 9, 2004)

                            WESCO International, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                       001-14989                25-1723345
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 (State or other jurisdiction          (Commission              (IRS Employer
 of incorporation)                     File Number)          Identification No.)

      225 West Station Square Drive, Suite 700
               Pittsburgh, Pennsylvania                            15219
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      (Address of principal executive offices)                   (Zip code)

       Registrant's telephone number, including area code: (412) 454-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

         On December 9, 2004, WESCO International, Inc. issued a press release announcing that it is publicly offering 4,000,000 shares of its common stock. Certain selling stockholders, including The Cypress Group LLC and a few members of the Company's management team, are offering an additional 6,000,000 shares of common stock. The underwriters will have an option to purchase up to 1,500,000 additional shares, substantially all of which would come from The Cypress Group LLC. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.                         Description
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99.1                                Press Release



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 9, 2004            WESCO INTERNATIONAL, INC.




                                    By: /s/ STEPHEN A. VAN OSS
                                        -----------------------------------
                                        Stephen A. Van Oss
                                        Senior Vice President and Chief
                                        Financial and Administrative Officer